Exhibit 10.1

EXECUTION VERSION

REPLACEMENT REVOLVING CREDIT FACILITY AMENDMENT AND INCREMENTAL AMENDMENT dated as of February 10, 2014 (including any joinder entered into pursuant to the terms hereof, this “Amendment”), to the Third Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), FREESCALE SEMICONDUCTOR HOLDINGS V, INC., a Delaware corporation (“Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., a Bermuda exempted limited liability company (“Foreign Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., a Bermuda exempted limited liability company (“Parent”), the LENDERS (as defined in Article I of the Credit Agreement) from time to time party thereto and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), as Swing Line Lender and as L/C Issuer.

A. Pursuant to Section 2.17 of the Credit Agreement, the Borrower desires to refinance the Alternative Currency Revolving Credit Commitments and Dollar Revolving Credit Commitments (collectively, the “Existing Revolving Credit Commitments”) with Replacement Revolving Credit Commitments in the form of replacement alternative currency revolving credit commitments (the “Replacement Alternative Currency Revolving Credit Commitments”) and replacement dollar revolving credit commitments (the “Replacement Dollar Revolving Credit Commitments”) in an aggregate amount of $400,000,000, which amount may be increased to up to $425,000,000 pursuant to the terms hereof.

B. In connection with (and immediately after giving effect to) the foregoing, pursuant to Section 2.14 of the Credit Agreement, the Borrower desires (to the extent, and subject to the terms, provided for herein) to provide hereunder for a Revolving Commitment Increase in the form of additional alternative currency revolving credit commitments (together with the Replacement Alternative Currency Revolving Credit Commitments, the “New Alternative Currency Revolving Credit Commitments”) and additional dollar revolving credit commitments (together with the Replacement Dollar Revolving Credit Commitments, the “New Dollar Revolving Credit Commitments” and the New Dollar Revolving Credit Commitments together with the New Alternative Currency Revolving Credit Commitments, the “New Revolving Credit Commitments”) in an aggregate amount of up to $25,000,000.

C. Each of the Persons set forth on Schedule I hereto (together with each additional Person executing a joinder to supplement Schedule I, the “New Revolving Credit Lenders”) are willing to provide the New Revolving Credit Commitments to the Borrower on the New Revolving Credit Facility Effective Date (as defined below) on the terms and subject to the conditions set forth herein and in the Credit Agreement.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. New Revolving Credit Facility; Existing Letters of Credit. (a) Pursuant to Sections 2.17 of the Credit Agreement (with respect to the Replacement Revolving Credit Commitments) and Section 2.14 of the Credit Agreement (with respect to the New Revolving Credit Commitments, if any), and subject to the terms and conditions set forth herein and in the Credit Agreement, each New Revolving Credit Lender agrees, severally and not jointly, to provide a New Alternative Currency Revolving Credit Commitment and a New Dollar Revolving Credit Commitments in the amounts set forth opposite its name on Schedule I hereto. From and after the New Revolving Credit Facility Effective Date, each New Revolving Credit Lender shall constitute a “Revolving Credit Lender” and a “Lender”, each New Alternative Currency Revolving Credit Commitment shall constitute an “Alternative Currency Revolving Credit Commitment” and a “Revolving Credit Commitment” and the loans pursuant thereto shall constitute “Alternative Currency Revolving Credit Loans”, “Revolving Credit Loans” and “Loans”, and each New Dollar Revolving Credit Commitment shall constitute a “Dollar Revolving Credit Commitment” and a “Revolving Credit Commitment” and the loans made pursuant thereto shall constitute “Dollar Revolving Credit Loans”, “Revolving Credit Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents. To the extent (if any) not refinanced hereunder, the existing Revolving Credit Commitments shall be deemed terminated as of the New Revolving Credit Facility Effective Date.

(b) Each of Citibank, N.A., in its capacity as a Dollar L/C Issuer and Alternative Currency L/C Issuer under the Credit Agreement, and each New Revolving Credit Lender agrees that notwithstanding the termination of the existing Revolving Credit Commitments, the Letters of Credit outstanding on the date hereof shall remain outstanding, and each New Revolving Credit Lender agrees that it shall be bound by the applicable provisions of Section 2.03 of the Credit Agreement in respect thereof. Notwithstanding any notice of termination of the Refinanced Revolving Credit Commitments delivered by the Borrower pursuant to Section 5(g) hereof, each of the Dollar Letter of Credit Sublimit and the Swing Line Sublimit shall continue in effect (in the same amounts as under the Refinanced Revolving Credit Commitments) after giving effect to the Replacement Revolving Credit Commitments.

(c) In the event that the New Revolving Credit Commitments include any Revolving Commitment Increase, then (except to the extent giving effect to the Replacement Revolving Credit Commitments) this Amendment shall constitute an “Incremental Amendment” for all purposes of the Credit Agreement.

(d) This Amendment may, with the consent of the Loan Parties party hereto, the Administrative Agent, the Collateral Agent, the L/C Issuer and the Swing Line Lender, be supplemented from time to time by the joinder of one or more Persons agreeing to become New Revolving Credit Lenders (or existing New Revolving Credit Lenders agreeing to increase their

New Revolving Credit Commitments) to supplement Schedule 1 to increase the New Revolving Credit Commitments, to an aggregate additional amount of up to $50,000,000 (any such additional amounts, “Additional New Revolving Credit Commitments”) and an aggregate total amount of up to $450,000,000.

SECTION 2. Amendments to Credit Agreement. Effective as of the New Revolving Credit Facility Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“New Revolving Credit Facility Amendment” means the Replacement Revolving Credit Facility Amendment and Incremental Amendment dated as of February 10, 2014, relating to this Agreement.

“New Revolving Credit Facility Effective Date” means [•]1, 2014, which was the New Revolving Credit Facility Effective Date under (and as defined in) the New Revolving Credit Facility Amendment.

(b) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of the term “Alternative Currency Revolving Credit Commitment” by (i) replacing the words “Revolving Credit Facility Amendment Effective Date” with “New Revolving Credit Facility Effective Date” and (ii) replacing the dollar amount “$114,750,000” with the dollar amount “$108,000,000”; provided that such amount shall be increased by the product of .27 multiplied by the amount of any Additional New Revolving Credit Commitments.

(c) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of the term “Dollar Revolving Credit Commitment” by (i) replacing the words “Revolving Credit Facility Amendment Effective Date” with “New Revolving Credit Facility Effective Date” and (ii) replacing the dollar amount “$310,250,000” with the dollar amount “$292,000,000”; provided that such amount shall be increased by the product of .73 multiplied by the amount of any Additional New Revolving Credit Commitments.

(d) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of the term “Maturity Date” by replacing the date “July 1, 2016” in clause (a) thereof with the date “February 1, 2019”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party hereby represents and warrants to each of the Lenders (including the New Revolving Credit Lenders) and the Administrative Agent that, as of the New Revolving Credit Facility Effective Date: (i) this Amendment (A) has been duly authorized by all necessary corporate or other organizational and, if required, member or shareholder action of such Person, (B) has been duly executed and delivered by such Person and (C) constitutes a legal, valid and binding

[1]	Amendment to Credit Agreement shall refer to the date that is the New Revolving Credit Facility Effective Date hereunder.

obligation of such Person enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii)(A) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the New Revolving Credit Facility Effective Date, except (x) to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (y) that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, subject to clause (x) above, on and as of such date and (B) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Other Agreements. Each New Revolving Credit Lender hereby agrees with the Borrower and the Administrative Agent that: (i) such New Revolving Credit Lender will deliver the tax forms and certificates required to be delivered by a Lender (including, if applicable to such New Revolving Credit Lender, a Foreign Lender) under Section 10.15 of the Credit Agreement, on or before the date such Lender becomes a New Revolving Credit Lender under the Credit Agreement and (ii) such New Revolving Credit Lender has delivered or will promptly deliver to the Administrative Agent a completed Administrative Questionnaire.

SECTION 5. Effectiveness. Each of (i) this Amendment and (ii) the obligations of each New Revolving Credit Lender to provide the New Revolving Credit Commitments hereunder shall become effective as of the first date (such date being referred to as the “New Revolving Credit Facility Effective Date”) occurring prior to May 15, 2014, that each of the following conditions shall have been satisfied or waived in accordance with the terms of the Credit Agreement:

(a) Public Parent shall have consummated a primary offering of its common shares and shall have received gross proceeds thereof in an aggregate amount of at least $400,000,000;

(b) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) Foreign Holdings, (iii) the Borrower, (iv) Parent, (v) each Other Parent Guarantor, (vi) each other Guarantor, (vii) each New Revolving Credit Lender, (viii) each L/C Issuer and (ix) the Swing Line Lender;

(c) the Administrative Agent shall have received documents and certificates relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment and the Loan Documents and transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received a favorable legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer and the Lenders, dated the New Revolving Credit Facility Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

(e) the Administrative Agent shall have received a favorable legal opinion of Conyers, Dill & Pearman Limited, special Bermuda counsel to the Loan Parties incorporated in Bermuda, addressed to the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender and each L/C Issuer, dated the New Revolving Credit Facility Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

(f) the Administrative Agent shall have received a customary certificate from the Chief Financial Officer of Parent certifying that Parent and its Subsidiaries, on a consolidated basis after giving effect to this Amendment and the transactions contemplated hereby to occur on the New Revolving Credit Facility Effective Date are Solvent;

(g) the Administrative Agent shall have received a notice of termination of the existing Revolving Credit Commitments from the Borrower pursuant to Section 2.06(a) of the Credit Agreement;

(h) the representations and warranties of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party set forth in Section 3 hereof shall be true and correct as of the New Revolving Credit Facility Effective Date, and the Administrative Agent shall have received a certificate, dated the New Revolving Credit Facility Effective Date and signed by a Responsible Officer or the chief executive officer of the Borrower, confirming the truth and correctness thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(i) no Default shall exist, or would result from the effectiveness of the New Revolving Credit Commitments and the transactions contemplated hereby;

(j) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(k) the Administrative Agent shall have received all other amounts due and payable on or prior to the New Revolving Credit Facility Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower in connection with, this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders (including the New Revolving Credit Lenders) of the New Revolving Credit Facility Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Reaffirmation of Guaranty and Security. (a) Each Loan Party, by its signature below, hereby agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents continue to be in full force and effect;

(b) each Loan Party, by its signature below, affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, (ii) its guarantee of the secured Obligations and (iii) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents;

(c) in addition to, and not in lieu of, any other Liens for the benefit of the New Revolving Credit Lenders, as security for the payment or performance, as the case may be, in full of the Obligations, including the Guarantees, security interests are hereby granted by the following Grantors (as such term is defined in the Security Agreement) to Citibank, N.A., as collateral agent under the Loan Documents (including, without limitation, the Credit Agreement) for the Secured Parties, in, all right, title or interest in or to any and all of the following Collateral, in each case whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest: (i) by each of the Grantors in the Pledged Collateral (as such term is defined in the Security Agreement) and (ii) by each of the Grantors other than Freescale Semiconductor Holdings IV, Ltd. in the Article 9 Collateral (as such term is defined in the Security Agreement); and

(d) each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments of financing statements, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent in connection with this Amendment. Such financing statements may contain an indication or description of collateral that describes such property in any manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection with this Amendment, including describing such property as “all assets” or “all personal property,” and “whether now owned or at any time hereafter acquired” or “now has or at any time in the future may acquire any right, title or interest.”

SECTION 7. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for their reasonable and documented out-of-pocket costs and expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 8. Non-Reliance on Administrative Agent. Each New Revolving Credit Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to provide its New Revolving Credit Commitment hereunder and enter into this Amendment. Each New Revolving Credit Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 9. Post-Closing Undertakings With Respect to Collateral. (a) Within 45 days following the New Revolving Credit Facility Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent, with respect to each Mortgaged Property, such amendments and modifications and related documentation and deliverables, including favorable opinions of local counsel in the applicable jurisdiction, with respect to the Mortgage thereon as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent, to ensure that each such Mortgage and the interest created thereby shall continue to apply for the benefit of all of the Obligations, including the New Revolving Credit Commitments and the extensions of credit thereunder.

(b) Within 60 days following the New Revolving Credit Facility Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent and the Collateral Agent, with respect to each Collateral Document under the laws of any foreign jurisdiction, amendments, modifications or supplements to such Collateral Document and/or such additional Collateral Documents (and all related documents, including opinions of counsel, reasonably requested by the Administrative Agent) as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent, to ensure that each such Collateral Document and the interest created thereby shall continue to apply for the benefit of all of the Obligations, including the New Revolving Credit Commitments and the extensions of credit thereunder.

SECTION 10. Joinder. From and after the New Revolving Credit Facility Effective Date, each New Revolving Credit Lender executing and delivering a signature page to this Amendment shall become a party to the Credit Agreement and, except as specifically set forth herein or in the Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH NEW REVOLVING CREDIT LENDER) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH NEW REVOLVING CREDIT LENDER) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FREESCALE SEMICONDUCTOR, INC., as Borrower,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS V, INC., as Holdings,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., as Foreign Holdings,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., as Parent,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

[Freescale Semiconductor, Inc. Amendment Agreement]

FREESCALE SEMICONDUCTOR, LTD., as an Other Parent Guarantor,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS II, LTD., as an Other Parent Guarantor,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

SIGMATEL, LLC, as a Guarantor,

By:	Freescale Semiconductor, Inc.,
its sole member

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

[Freescale Semiconductor, Inc. Amendment Agreement]

CITIBANK, N.A., as Administrative Agent, New Revolving Credit Lender, Collateral Agent, L/C Issuer and Swing Line Lender,

By:	/s/ Matthew S. Burke
Name: Matthew S. Burke
Title: Vice President

[Freescale Semiconductor, Inc. Amendment Agreement]

GOLDMAN SACHS BANK USA, as New Revolving Credit Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Freescale Semiconductor, Inc. Amendment Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as New Revolving Credit Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Authorized Signatory

[Freescale Semiconductor, Inc. Amendment Agreement]

DEUTSHE BANK AG NEW YORK BRANCH, as New Revolving Credit Lender

By:	/s/ Catherine MaJigan
Name: Catherine MaJigan
Title: Managing Director

For institutions requiring a second signature:

By:	/s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President

[Freescale Semiconductor, Inc. Amendment Agreement] February 10, 2014

BARCLAYS BANK PLC, as New Revolving Credit Lender

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

For institutions requiring a second signature:

By:
Name:
Title:

[Freescale Semiconductor, Inc. Amendment Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as New Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Freescale Semiconductor, Inc. Amendment Agreement]

Schedule I

Commitments

New Revolving Credit Lender	New Dollar Revolving Credit Commitment	New Alternative Currency Revolving Credit Commitment
Citibank, N.A.	$54,750,000	$20,250,000
Goldman Sachs Bank USA	$54,750,000	$20,250,000
Credit Suisse AG, Cayman Islands Branch	$54,750,000	$20,250,000
Deutsche Bank AG New York Branch	$54,750,000	$20,250,000
Barclays Bank PLC	$36,500,000	$13,500,000
Morgan Stanley Senior Funding, Inc.	$36,500,000	$13,500,000
TOTAL	$292,000,000	$108,000,000